                                                     Exhibit 23(g)(i)
                 _______________________________________________________

                                        GLOBAL CUSTODY AGREEMENT

                                                BETWEEN

                                     OPPENHEIMERFUNDS, INC.
                             on behalf of each investment company identified
                                          as a Customer
                                  in Exhibit A attached hereto
                     individually and severally, and not jointly and severally

                                                AND

                                    JPMORGAN CHASE BANK

                                            August 16, 2002

                                                       GLOBAL CUSTODY AGREEMENT
                                                           TABLE OF CONTENTS

1.    INTENTION OF THE PARTIES;  DEFINITIONS--------------------------------4

   1.1   Intention of the Parties-------------------------------------------4

   1.2   Definitions---------------------------------------------------------4

    WHAT BANK IS REQUIRED TO DO----------------------------------------------6

   2.1   Set Up Accounts-----------------------------------------------------6

   2.2   Cash Account--------------------------------------------------------7

   2.3   Segregation of Assets; Nominee Name---------------------------------7

   2.4   Settlement of Trades------------------------------------------------7

   2.5   Settlement Procedures; Contractual Settlement Date Accounting-------8

   2.6   Settlement Procedures; Actual Settlement Date Accounting------------8

   2.7   Income Collection (Autocredit(R))-----------------------------------8

   2.8   Certain Ministerial Acts--------------------------------------------9

   2.9   Corporate Actions---------------------------------------------------9

   2.10    Proxies----------------------------------------------------------10

   2.11    Statements-------------------------------------------------------11

   2.12    Access to Bank's Records-----------------------------------------11

   2.13    Maintenance of Financial Assets at Subcustodian Locations--------12

   2.14    Tax Relief Services ---------------------------------------------12

   2.15    Foreign Exchange Transactions------------------------------------12
2.16     Compliance with SEC Rule 17f-5 ----------------------------------- 11
2.17     Compliance with SEC Rule 17f-7 ----------------------------------- 13
2.18     Securities Entitlement Orders ------------------------------------ 14
2.19     Confirmations  ----------------------------------------------------14

3.    INSTRUCTIONS----------------------------------------------------------15

   3.1   Acting on Instructions; Unclear Instructions-----------------------15

   3.2   Confirmation of Oral Instructions/Security Devices-----------------15

   3.3   Instructions; Contrary to Law/Market Practice----------------------16

   3.4     Cut-off Times----------------------------------------------------16

4.    FEES EXPENSES AND OTHER AMOUNTS OWING TO BANK-------------------------16

   4.1   Fees and Expenses--------------------------------------------------16

   4.2   Overdrafts---------------------------------------------------------16

5.    SUBCUSTODIANS, SECURITIES DEPOSITORIES AND OTHER AGENTS---------------17

   5.1   Appointment of Subcustodians---------------------------------------17

   5.2   Liability for Subcustodians----------------------------------------17

   5.3   Use of Agents------------------------------------------------------17

6.    ADDITIONAL PROVISIONS RELATING TO CUSTOMER----------------------------18

   6.1   Representations of Customer and Bank-------------------------------18

   6.2   Provision of Additional Information to Bank------------------------18

   6.3   Customer is Liable to Bank Even if it is Acting for Another Person--18

7.    WHEN BANK IS LIABLE TO CUSTOMER----------------------------------------18

   7.1   Standard of Care; Liability-----------------------------------------19

   7.2   Force Majeure-------------------------------------------------------20

   7.3   Bank May Consult With Counsel---------------------------------------20

   7.4   Bank Provides Diverse Financial Services and May Generate
             Profits as a Result---------------------------------------------20

8.    TAXATION---------------------------------------------------------------20

   8.1   Tax Obligations-----------------------------------------------------20

   8.2   Tax Reclaims--------------------------------------------------------21

9.    TERMINATION------------------------------------------------------------21

10.   Miscellaneous----------------------------------------------------------22

   10.1    Notices-----------------------------------------------------------22

   10.2    Successors and Assigns--------------------------------------------22

   10.3    Interpretation----------------------------------------------------22

   10.4    Entire Agreement--------------------------------------------------22

   10.5    Information Concerning Deposits at Bank's London Branch-----------22

   10.6    Insurance---------------------------------------------------------23

   10.7    Governing Law and Jurisdiction------------------------------------23

   10.8    Severability; Waiver; and Survival--------------------------------23

   10.9    Counterparts------------------------------------------------------24

   10.10   No Third Party Beneficiaries--------------------------------------24
   10.11   Confidentiality  -------------------------------------------------23
   10.12    Limited Obligations  --------------------------------------------23

                                                       GLOBAL CUSTODY AGREEMENT

     This  Agreement,  dated August 16, 2002, is by and between  JPMORGAN  CHASE
BANK ("Bank"),  with a place of business at 4 MetroTech Center,  Attn:  Investor
Services, Brooklyn, New York 11245; and OppenheimerFunds,  Inc., with a place of business  at 6803  South  Tucson  Way,  Attn:  Banking  Operations,  Centennial,
Colorado  80112 on behalf of each  investment  company  identified  on Exhibit A attached hereto (each  hereinafter  referred to as the "Customer")  individually and severally, and not jointly and severally.

     1.INTENTION OF THE PARTIES; DEFINITIONS

1.1      Intention of the Parties.

     (a)  Customer  hereby  employs the Bank as the  Custodian  of all assets of
Customer  which are  delivered to and accepted by the Bank or any  Subcustodian, including  Securities,  Financial  Assets and cash, and Bank hereby accepts such employment,  pursuant to the terms and  conditions  set forth  herein  governing custodial,  settlement and certain other associated  services offered by Bank to
Customer. Bank will be responsible for the performance of only those duties that are  set  forth  in  this  Agreement.  Customer  acknowledges  that  Bank is not providing any legal,  tax or investment  advice in connection  with the services hereunder.

     (b) Investing in foreign markets may be a risky enterprise.  The holding of
Financial Assets and cash in foreign  jurisdictions may involve risks of loss or other special considerations.  Bank will not be liable for any loss that results from Country Risk, as defined herein.

1.2      Definitions.

     (a) As used  herein,  the  following  terms  have the  meaning  hereinafter stated.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Account" has the meaning set forth in Section 2.1 of this Agreement.

     "Affiliate"  means an entity  controlling,  controlled  by, or under common control with, Bank.

     "Affiliated Subcustodian" means a Subcustodian that is an Affiliate.

     "Applicable  Law"  means any  statute,  whether  national,  state or local, applicable  in the United States or any other  country,  the rules of the treaty establishing  the  European  Community,  any  other  law,  rule,  regulation  or interpretation  of any governmental  entity,  any applicable common law, and any decree, injunction, judgment, order, ruling, or writ of any governmental entity.

     "Authorized  Person"  means any person who has been  designated  by written notice from Customer (or by any agent designated by Customer, including, without limitation,  an investment manager) to act on behalf of Customer hereunder. Such persons will continue to be Authorized  Persons until such time as Bank receives
Instructions  from  Customer (or its agent) that any such person is no longer an
Authorized Person.

     "Bank  Indemnitees"  means  Bank  and its  nominees,  directors,  officers, employees and agents.

     "Bank's  London  Branch" means the London  branch office of JPMorgan  Chase
Bank.

     "Cash Account" has the meaning set forth in Section 2.1(a)(ii).

     "Corporate  Action"  means  any  subscription  right,  bonus  issue,  stock repurchase  plan,  redemption,  exchange,  tender offer,  class action notice or similar matter with respect to a Financial Asset in the Securities  Account that require discretionary action by the holder, but does not include proxy voting.

     "Country  Risk"  means  the  risk  of  investing  or  holding  assets  in a particular country or market,  including, but not limited to, risks arising from nationalization,  expropriation  or other  governmental  actions;  the country's financial infrastructure, including prevailing custody and settlement practices;
laws  applicable to the  safekeeping  and recovery of Financial  Assets and cash held in  custody;  the  regulation  of the banking  and  securities  industries, including  changes  in market  rules;  currency  restrictions,  devaluations  or
fluctuations;   and  market  conditions   affecting  the  orderly  execution  of
securities transactions or the value of assets.

     "Entitlement  Holder" means the person named on the records of a Securities
Intermediary  as  the  person  having  a  Securities   Entitlement  against  the
Securities Intermediary.

     "Financial Asset" means, as the context  requires,  either the asset itself or the means by which a person's  claim to it is  evidenced,  including  but not limited to a Security,  a security  certificate,  or a  Securities  Entitlement.
"Financial Asset" does not include cash.

     "Foreign  Financial  Assets"  means  Financial  Assets,  including  foreign currencies,  for which the primary  market is outside the United  States and any cash and cash equivalents that are reasonably  necessary to effect  transactions in those Financial Assets.

     "Institutional  Clients"  means  country-regionU.S.  registered  investment companies,  major U.S. commercial banks,  insurance companies,  pension funds or substantially  similar  financial  institutions  which as part of their ordinary business  operations purchase or sell Financial Assets and make use of custodial services in the applicable jurisdiction or market.

     "Instructions"  means  instructions  which:  (i)  are  received  by Bank in writing or via Bank's electronic  instruction system, SWIFT,  telephone,  tested telex,  facsimile  or such other  methods  as are for the time  being  agreed by
Customer  (or an  Authorized  Person) and Bank;  and (ii) Bank  believes in good faith have been given by an  Authorized  Person or are  transmitted  with proper testing  or  authentication  pursuant  to terms and  conditions  which  Bank may specify.

     "Liabilities"  means  any  liabilities,  losses,  claims,  costs,  damages, penalties,  fines,  obligations,  or expenses of any kind whatsoever (including,
without  limitation,   reasonable  and  appropriate  attorneys',   accountants',
consultants' or experts' fees and disbursements).

     "Securities" means stocks, bonds, rights, warrants and other negotiable and non-negotiable  instruments,  whether issued in certificated  or  uncertificated form, that are commonly traded or dealt in on securities  exchanges or financial markets.  "Securities"  also means other  obligations  of an issuer,  or shares, participations  and interests in an issuer recognized in the country in which it is issued or dealt in as a medium for  investment  and any other property as may be acceptable to Bank for the Securities Account.

     "Securities  Account"  means  each  Securities  custody  account  on Bank's records to which Financial Assets are or may be credited pursuant hereto.

     "Securities Depository" means:

     (i) when referring to a securities  depository located outside the U.S., an
`Eligible Securities  Depository' which, in turn, shall have the same meaning as in SEC Rule 17f-7(b)(1)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt pursuant to an SEC exemptive order.

     (ii)  when   referring   to  a   securities   depository   located  in  the
country-regionplaceU.S.  shall mean a  securities  depository  as defined in SEC
Rule  17f-4(a).  "Securities  Entitlement"  means  the  rights  and  property interests  of an  Entitlement  Holder with  respect to a Financial  Asset as set forth in Part 5 of  Article  8 of the  Uniform  Commercial  Code of the State of
StateplaceNew York, as the same may be amended from time to time.

     "Securities   Intermediary"  means  Bank,  a  Subcustodian,   a  Securities
Depository,  and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

     "Subcustodian" means the following:

     (i) a `U.S.  Bank',  which  shall  mean a U.S.  bank as defined in SEC rule
17f-5(a)(7);

     (ii) an  `Eligible  Foreign  Custodian',  which shall  mean:  (x) a banking institution  or trust  company,  incorporated  or organized  under the laws of a country  other  than  the  United  States,  that  is  regulated  as such by that country's  government or an agency thereof,  and (y) a majority-owned  direct or indirect  subsidiary of a U.S. bank or bank holding company which  subsidiary is incorporated  or  organized  under the laws of a country  other  than the United
States.  In addition,  an Eligible  Foreign  Custodian shall also mean any other entity  that shall have been so  qualified  by  exemptive  order,  rule or other appropriate action of the SEC.

     (iii) For purposes of clarity, it is agreed that as used in Section 5.2(a), the term  Subcustodian  shall not include any Eligible  Foreign  Custodian as to which  Bank has not acted as  Foreign  Custody  Manager,  and that  Subcustodian includes Affiliated Subcustodians.

     (b) All terms in the  singular  will have the same  meaning  in the  plural unless the context  otherwise  provides and vice versa and the word "will" shall be read to mean "shall."

     2.WHAT BANK IS REQUIRED TO DO

2.1      Set Up Accounts.

     (a) Bank will establish and maintain the following accounts ("Accounts"):

     (i) a  Securities  Account in the name of Customer  for  Financial  Assets, which  may be  received  by or on  behalf  of Bank or its  Subcustodian  for the account of Customer, including as an Entitlement Holder; and

     (ii) an account in the name of Customer  ("Cash  Account")  for any and all cash in any currency  received by or on behalf of Bank or its  Subcustodian  for the account of Customer.

     Notwithstanding paragraph (ii), cash held in respect of those markets where
Customer is required to have a cash account in its own name held  directly  with the relevant Subcustodian or a Securities Depository will be held in that manner and will not be part of the Cash Account.

     (b) At the request of  Customer,  additional  Accounts may be opened in the future, which will be subject to the terms of this Agreement.

2.2      Cash Account.

     Except as otherwise  provided in Instructions  acceptable to Bank, all cash held in the Cash Account  will be deposited  during the period it is credited to the Accounts in one or more deposit accounts at Bank or at Bank's London Branch.
Any cash so deposited  with Bank's London Branch will be payable  exclusively by
Bank's  London Branch in the  applicable  currency,  subject to compliance  with
Applicable Law, including,  without limitation, any restrictions on transactions in the applicable currency imposed by the country of the applicable currency.

2.3      Segregation of Assets; Nominee Name.

     (a) Bank will  identify in its records that  Financial  Assets  credited to
Customer's  Securities  Account  belong to Customer  (except as otherwise may be agreed by Bank and Customer).

     (b) To the extent permitted by Applicable Law or market practice, Bank will require each  Subcustodian to identify in its own records that Financial  Assets credited to Customer's Securities Account belong to customers of Bank, such that it is readily  apparent that the  Financial  Assets do not belong to Bank or the
Subcustodian.

     (c) Bank is authorized, in its discretion:

     (i) to hold in bearer form, such Financial  Assets as are customarily  held in bearer form or are delivered to Bank or its Subcustodian in bearer form;

     (ii) to hold  Financial  Assets in or  deposit  Financial  Assets  with any
Securities Depository, settlement system or dematerialized book entry or similar systems as to which, in the case of a foreign  Securities  Depository,  Bank has provided the analysis of custody risks  contemplated by Section  (a)(1)(i)(A) of
Rule 17f-7 under the 1940 Act and not,  after  delivering  a notice  required by
Section  (a)(1)(i)(B)  of Rule 17f-7 under the 1940 Act,  received  Instructions from Customer to withdraw securities therefrom (a "Reported Depository"); and

     (iii) to register in the name of Customer,  Bank, a Subcustodian,  or their respective nominees, such Financial Assets as are customarily held in registered form;  provided,  however,  that  if it is  market  practice  in a  country  for
Financial  Assets  customarily  held in registered  form to be registered in the name of a Reported Depository,  Bank is authorized in its discretion to register such Financial Assets in the name of such Reported Depository or its nominee.

     (d) Except with the specific consent of Customer,  Customer authorizes Bank or  its  Subcustodian  to  hold  Financial  Assets  in  omnibus  accounts  or in
Customer's name, as required by local market practice,  and will accept delivery of Financial  Assets of the same class and  denomination as those deposited with
Bank or its Subcustodian.

2.4      Settlement of Trades.

     When Bank receives an Instruction  directing settlement of a transaction in
(i.e.,  purchase or sale of)  Financial  Assets that  includes  all  information reasonably  required  by Bank,  Bank will use  reasonable  care to  effect  such settlement as instructed. Settlement of transactions in Financial Assets will be conducted in  accordance  with  prevailing  standards of the market in which the transaction  occurs for transactions by Institutional  Clients.  Notwithstanding applicable  market  standards,  the Bank shall not deliver  Financial  Assets or payment in advance of receipt or settlement of the expected consideration unless instructed  to do so by  Customer.  In the  case of the  failure  of  Customer's counterparty to deliver the expected  consideration as agreed, Bank will contact the counterparty to seek settlement, but Bank will not be obligated to institute legal proceedings,  file a proof of claim in any insolvency proceeding,  or take any similar action.

     2.5 Settlement Procedures; Contractual Settlement Date Accounting.

     (a) Securities will be transferred, exchanged or delivered by the Custodian or  Subcustodian  upon receipt by Custodian of  Instructions  which  include all information  required by Custodian.  Bank will use "contractual  settlement date accounting" as described below with respect to the settlement of trades in those markets where Bank generally offers  contractual  settlement date accounting and will notify Customer of those markets from time to time.

     (i) Sales:  On the  settlement  date for a sale,  Bank will credit the Cash
Account with the proceeds of the sale and transfer the relevant Financial Assets to an account at Bank pending  settlement of the trade to the extent not already delivered.

     (ii)  Purchases:  On the settlement  date for the purchase (or earlier,  if market practice generally used by Institutional Clients requires delivery of the purchase  price before the  settlement  date),  Bank will debit the Cash Account with the settlement amount and credit a separate account at Bank. Bank then will post the  Securities  Account  as  awaiting  receipt of the  expected  Financial
Assets. Customer will not be entitled to the credit in its Securities Account of the  Financial  Assets that are awaiting  receipt  until Bank or a  Subcustodian actually receives them.

     Bank  reserves  the right to  restrict  in good faith the  availability  of contractual  settlement  date  accounting  for reasons of  insufficient  cash in
Customer's  Cash  Account  or  local  market  constraints  that  would  prohibit settlement.

     (b) Bank may (in its absolute discretion) upon oral or written notification to Customer  reverse any pending debit or credit made pursuant to Section 2.5(a)
prior to a transaction's actual settlement,  and Bank will not be liable for any costs or liabilities  resulting from such reversal.  Customer  acknowledges that the procedures  described in this sub-section are of an  administrative  nature, and Bank does not undertake to make loans and/or  Financial  Assets available to
Customer.

2.6      Settlement  Procedures;  Actual Settlement Date Accounting.

     With respect to any sale or purchase  transaction that is not posted to the
Account on the  contractual  settlement date as referred to in Section 2.5, Bank will  post the  transaction  on the date on which the cash or  Financial  Assets received as consideration for the transaction is actually received by Bank.

2.7      Income Collection ; Autocredit(R).

     (a)  Autocredit(R).  Bank will credit all  interest and  dividends  and all other income and payments,  including  redemption  proceeds on Financial Assets, whether paid in cash or in kind, as the same become  payable and credit the same to the Cash  Account,  net of any taxes that are  withheld  by Bank or any third party.  Bank may  reverse  such  credits  upon oral or written  notification  to
Customer that Bank believes that the corresponding  payment will not be received by Bank within a reasonable period or such credit was incorrect.

     (b) Income  Collection.  Bank will use  reasonable,  good faith  efforts to contact appropriate parties to collect unpaid interest,  dividends or redemption proceeds,  but neither  Bank nor its  Subcustodians  will be obliged to file any formal notice of default, institute legal proceedings,  file a proof of claim in any insolvency  proceeding,  or take any similar action. With Bank's permission, which shall not be unreasonably withheld, Customer may use the name of Bank or a
Subcustodian  when necessary to comment and prosecute such legal  proceedings to collect  amounts  due,  and Bank  will,  and will cause  each  Subcustodian  to, cooperate fully with Customer in assisting in collecting such amounts.

2.8      Certain Ministerial Acts.

     (a) Until Bank receives Instructions to the contrary, Bank will:

     (i) present all  Financial  Assets for which Bank has received  notice of a call for redemption or that have otherwise matured,  and all income and interest coupons and other income items that call for payment upon presentation;

     (ii) execute in the name of Customer such  certificates  as may be required to obtain payment in respect of Financial Assets; and

     (iii)  exchange  interim  or  temporary  documents  of  title  held  in the
Securities Account for definitive documents of title.

     (b) Bank may provide information  concerning the Accounts to Subcustodians,
Securities   Depositories,   counterparties,   issuers  of   Financial   Assets,
governmental  entities,  securities  exchanges,  self-regulatory  entities,  and similar  entities to the extent required by Applicable Law or as may be required by market practice for accounts of Institutional Clients in order to provide the services contemplated by this Agreement.

     2.9 Corporate Actions.

     (a) Subject to the standard of reasonable care of Section 7.1(a), Bank will
follow  Corporate  Actions  through  receipt  of  notices  from  issuers,   from
Subcustodians,   Securities  Depositories  and  notices  published  in  industry publications  and  reported in reporting  services.  Bank will  promptly  notify
Customer of any Corporate Action of which  information is either (i) received by it or a  Subcustodian  to the  extent  that  Bank's  central  corporate  actions department  has actual  knowledge of the Corporate  Action in time to notify its customers  in a  timely  manner;  or  (ii)  published  via a  formal  notice  in publications and reporting  services  routinely used by Bank for this purpose in time for Bank to notify its customers in a timely manner. Bank also will use its reasonable  efforts to notify Customer of any class action  litigation for which information is actually received by Bank's central corporate actions  department but shall not be liable for any  Liabilities  arising  out of Bank's  failure to identify  Customer's  interest  in any class  action  litigation.  Bank does not commit,  however, to provide information  concerning  Corporate Actions or class action litigation  relating to Financial Assets being held at Customer's request in a name not subject to the control of Bank or its Subcustodian.

     (b) If an Authorized Person fails to provide Bank with  Instructions  prior to the deadline set by the Securities  Depository  with respect to any Corporate
Action,  neither Bank nor its  Subcustodians or their  respective  nominees will take any action in relation to that Corporate Action, except as otherwise agreed in  writing  by Bank and  Customer  or as may be set  forth by Bank as a default action in the  notification  it provides  under  Section 2.9 (a) with respect to that Corporate  Action. If Customer provides Bank with Instructions with respect to any  Corporate  Action  after the  deadline  set by the Bank but  before  the
deadline  set  by  the  Securities  Depository,   Bank  shall  use  commercially
reasonable  efforts  to  act on  such  Instructions.  If  Bank  fails  to act on
Instructions provided by Customer prior to the deadline set by Bank with respect to any  Corporate  Action,  Bank will be liable for direct  losses  incurred  by
Customer.

     Bank's deadline for receipt of  Instructions  from Customer with respect to any  Corporate  Action  shall not precede  the  deadline  set by the  Securities
Depository  by more than a  commercially  reasonable  period of time,  with such interval between the Bank's deadline and the Securities Depository's deadline as agreed upon between Customer and Bank.

     (c) Bank may sell or otherwise dispose of fractional interests in Financial
Assets arising out of a Corporate Action and, to the extent necessary to protect
Customer's  interest in that Corporate Action,  credit the Cash Account with the proceeds of the sale or  disposition.  If some,  but not all, of an  outstanding class of  Financial  Asset is called for  redemption,  Bank may allot the amount redeemed  among the  respective  beneficial  holders of such class of  Financial
Asset in any basis such that  Customer is not  allocated a higher  proportion of the redeemed Financial Asset than it would on a pro rata basis.

     (d) Notices of Corporate  Actions and class actions  dispatched to Customer may have been  obtained  from  sources  which Bank does not control and may have been  translated  or  summarized.  Although  Bank  believes  such  sources to be reliable,  Bank has no duty to verify the information  contained in such notices nor the  faithfulness  of any  translation  or summary  and  therefore  does not guarantee its accuracy, completeness or timeliness.

2.10     Proxies.

     (a) As may be agreed upon  between  Customer  and Bank,  and subject to and upon the terms of this sub-section,  Bank will monitor information in accordance with  standard  procedures  as notified to Customer  and will  promptly  provide
Customer  with  information  which it  receives  on  matters to be voted upon at meetings of holders of Financial Assets ("Notifications"),  and Bank will act in accordance with Customer's  Instructions in relation to such Notifications ("the active proxy voting  service").  If information is received by Bank at its proxy voting  department  too late to permit  timely  voting by Customer,  Bank's only obligation will be to provide, so far as reasonably practicable,  a Notification
(or summary  information  concerning a Notification)  on an  "information  only"
basis.

     (b) The active proxy voting service is available  only in certain  markets, details of which are  available  from Bank on request.  Provision  of the active proxy voting  service is  conditional  upon receipt by Bank of a duly  completed enrollment  form as well as  additional  documentation  that may be required for certain markets.

     (c) Bank will act upon  Instructions  to vote on matters  referred  to in a
Notification,  provided  Instructions  are  received by Bank at its proxy voting department  by  the  deadline  referred  to in  the  relevant  Notification.  If
Instructions are not received in a timely manner,  Bank will not be obligated to provide further notice to Customer.

     (d) Bank  reserves the right to provide  Notifications  or parts thereof in the language received, but shall use commercially  reasonable efforts to provide such  Notifications  in English in a timely  manner.  Bank will  attempt in good faith to provide accurate and complete Notifications, whether or not translated.

     (e)  Customer   acknowledges  that   Notifications  and  other  information
furnished  pursuant to the active proxy voting service  ("information")  not the intellectual property of Customer.  Accordingly,  Customer will not make any use of such  information  except in connection with the active proxy voting service, and to the extent necessary to effectuate Customer's voting.

     (f) In markets  where the active proxy voting  service is not  available or where Bank has not received a duly completed  enrollment  form or other relevant documentation, Bank will not provide Notifications to Customer but will endeavor to act upon  Instructions  to vote on  matters  before  meetings  of  holders of
Financial   Assets  where  it  is  reasonably   practicable  for  Bank  (or  its
Subcustodians  or  nominees  as  the  case  may  be)  to do so  and  where  such
Instructions  are received in time for Bank to take timely  action (the "passive proxy voting service"). Bank shall in all events promptly send notices and proxy information it receives either to Customer or as directed by Customer.

     (g) Customer  acknowledges  that the  provision  of proxy  voting  services
(whether  active or passive) may be precluded or  restricted  under a variety of circumstances. These circumstances include, but are not limited to:

     (i) the Financial Assets being on loan or out for registration,

     (ii) the pendency of conversion or another Corporate Action;

     (iii)  Financial  Assets  being  held at  Customer's  request in a name not subject to the control of Bank or its Subcustodian;

     (iv) Financial Assets being held in a margin or collateral  account at Bank or another bank or broker, or otherwise in a manner which affects voting;

     (v) local market  regulations or practices,  or restrictions by the issuer;
and

     (vi) Bank may be required to vote all shares  held for a  particular  issue for all of Bank's  customers  on a net basis (i.e. a net yes or no vote based on voting  instructions  received from all its customers).  Where this is the case,
Bank will inform Customer by means of the Notification.

     (h) Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer  under other  agreements,  in  performing  active or passive proxy voting  services Bank will be acting solely as the agent of Customer,  and will not exercise any discretion, with regard to such proxy services or vote any proxy except when directed by an Authorized Person.

2.11     Statements and Information Available On-Line.

     (a) Bank will send to Customer,  or make  available to Customer  on-line or otherwise at  Customer's  reasonable  request,  at times  mutually  agreed upon, formal  statements  of  account  in  Bank's  standard  format  for each  Account maintained by Customer with Bank, identifying the Financial Assets and cash held in each Account (each such  statement a "Statement  of Account").  Additionally,
Bank will send (or make available on-line to) Customer an advice or notification of any transfers of cash or Financial Assets with respect to each Account.  Bank will not be liable with respect to any matter set forth in those portions of any
Statement of Account or any such advice (or  reasonably  implied  therefrom)  to which Customer has not given Bank a written exception or objection within ninety
(90) days of receipt of the  Statement of Account,  provided  such matter is not the result of Bank's negligence,  willful misconduct or bad faith. References in this  Agreement  to  Statements  of  Account  include  Statements  of Account in electronic form.

     (b) Prices and other information obtained from non-affiliated third parties which may be contained in any  Statement of Account or other  statement  sent to
Customer have been obtained from sources Bank believes to be reliable. Bank does not, however,  make any representation as to the accuracy of such information or that the  prices  specified  necessarily  reflect  the  proceeds  that  would be received on a disposal of the relevant Financial Assets.

     (c) Customer  acknowledges  that,  except for  Statements  of Account or as otherwise  expressly agreed by Bank, records and reports available to it on-line may not be accurate  due to  valuation  differences  by reason of prices used by
Customer to value its Financial Assets,  delays in updating Account records, and other causes.

2.12     Access to Bank's Records.

     Bank will allow Customer's  independent  public accountants such reasonable access to the  records of Bank  relating to  Financial  Assets as is required in connection with their examination of books and records  pertaining to Customer's affairs.  Subject to restrictions under Applicable Law, Bank also will obtain an undertaking to permit  Customer's  independent  public  accountants,  reasonable access to the records of any  Subcustodian  of Securities held in the Securities
Account as may be required in connection with such examination.

2.13     Maintenance of Financial Assets at Subcustodian Locations.

     (a)  Unless  Instructions  require  another  location  acceptable  to Bank,
Financial  Assets  will be held in the  country or  jurisdiction  in which their principal  trading  market  is  located,  where  such  Financial  Assets  may be presented for payment,  where such Financial Assets were acquired, or where such
Financial Assets are held in a Reported  Depository.  Bank reserves the right to refuse  to  accept  delivery  of  Financial  Assets  or  cash in  countries  and jurisdictions  other than those referred to in Schedule 2 to this Agreement,  as in effect from time to time.

     (b) Bank will not be obliged  to follow an  Instruction  to hold  Financial
Assets with, or have them  registered or recorded in the name of, any person not chosen by Bank or its Subcustodian.  However,  if Customer does instruct Bank to hold Financial Assets and/or cash with or register or record Financial Assets in the name of a person not chosen by Bank or its Subcutodian and Bank agrees to do so, except in a case in which  registration or recording in the name of a person chosen by Bank or its Subcustodian would impose risks to Customer not present if registration or recordation  were in a different name, the consequences of doing so are at Customer's own risk and Bank (i) will not be liable  therefor and (ii)
may not provide services under this Agreement with respect to Financial Assets s or cash so held, including, without limitation, services provided under Sections
2.8, 2.9, 2.10, and 8.2.

2.14     Tax Relief Services.

     Bank will provide tax relief services as provided in Section 8.2.

2.15 Foreign Exchange Transactions.

     To  facilitate  the  administration  of Customer's  trading and  investment activity and pursuant to  Instructions  from  CustomerBank  may, but will not be obliged to, enter into spot or forward foreign exchange contracts with Customer, and may also provide  foreign  exchange  contracts  and  facilities  through its
Affiliates or Subcustodians.  Instructions, including standing Instructions, may be issued  with  respect  to such  contracts,  but Bank may  establish  rules or limitations  concerning any foreign  exchange  facility made  available.  In all cases where Bank,  its Affiliates or  Subcustodians  enter into a master foreign exchange  contract that covers foreign  exchange  transactions for the Accounts, the terms and  conditions of that foreign  exchange  contract and, to the extent not inconsistent, this Agreement, will apply to such transactions.

     2.16. Compliance with Securities and Exchange Commission ("SEC") Rule 17f-5
("Rule 17f-5").

     (a)  Customer's  board  of  directors  (or  equivalent  body)  (hereinafter
`Board') hereby delegates to Bank, and, as to those countries listed in Schedule
2 hereto  (and as the same may be  amended  on notice to  Customer  from time to time), Bank hereby accepts the delegation to it, of the obligation to perform as
Customer's   `Foreign  Custody  Manager'  (as  that  term  is  defined  in  rule
17f-5(a)(3) as promulgated under the Investment  Company Act of 1940, as amended
("1940  Act"),  including for the purposes of: (i)  selecting  Eligible  Foreign
Custodians (as that term is defined in rule 17f-5(a)(1),  and as the same may be amended from time to time, or that have otherwise  been exempted  pursuant to an
SEC exemptive order) to hold Foreign  Financial Assets and Cash, (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

     (b) In connection with the foregoing, Bank shall:

     (i)  Promptly  advise  Customer of the  placement of  Customer's  Financial
Assets and Cash with an Eligible Foreign  Custodian in connection with execution of this Agreement;

     (ii) provide written reports notifying Customer's Board of the placement of
Financial Assets and Cash with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians,  with such reports to be provided to Customer's Board at such times as the Board deems reasonable and  appropriate  based on the  circumstances  of Customer's  foreign custody  arrangements (and until further notice from Customer such reports shall be provided not less than  quarterly  with respect to the placement of Financial
Assets and Cash with particular  Eligible Foreign Custodians and with reasonable promptness upon the occurrence of any material change in the  arrangements  with such Eligible Foreign Custodians);

     (iii) exercise such reasonable  care,  prudence and diligence in performing as Customer's Foreign Custody Manager as a person having  responsibility for the safekeeping of Foreign Financial Assets and cash would exercise;

     (iv) in selecting an Eligible Foreign Custodian, first have determined that
Foreign  Financial  Assets and cash placed and maintained in the  safekeeping of such Eligible  Foreign  Custodian shall be subject to reasonable  care, based on the standards  applicable to  custodians  in the relevant  market,  after having considered all factors  relevant to the  safekeeping  of such Foreign  Financial
Assets and cash, including,  without limitation, those factors set forth in rule
17f-5(c)(1)(i)-(iv);

     (v) determine that the written contract with an Eligible Foreign  Custodian requires that the Eligible Foreign  Custodian shall provide  reasonable care for
Foreign  Financial  Assets  and  Cash  based  on  the  standards  applicable  to custodians in the relevant market;

     (vi) determine that the written contract with an Eligible Foreign Custodian contains the provisions set forth in Rule  17f-5(c)(2)(i)(A)-(F)  or, in lieu of any of all of the  provisions  set  forth in Rule  17f-5(c)(2)(i)(A)-(F),  other provisions  that Bank determines  will provide,  in their entirety,  the same or level of care and protection for the Foreign  Financial Assets as the provisions in Rule 17f-5(c)(2)(i)(A)-(F), in their entirety; and .

     (vii)  have  established  a system to monitor  the  initial  and  continued
appropriateness of maintaining Foreign Financial Assets and cash with particular
Eligible Foreign Custodians and of the governing  contractual  arrangements;  it being  understood,  however,  that in the event that Bank shall have  determined that the existing  Eligible Foreign Custodian in a given country would no longer afford  Foreign  Financial  Assets  and cash  reasonable  care and that no other
Eligible  Foreign  Custodian in that country would afford  reasonable care, Bank shall  promptly so advise  Customer  and shall then act in  accordance  with the
Instructions of Customer with respect to the disposition of the affected Foreign
Financial Assets and cash.

     Subject  to  (b)(i)-(vii)  above,  Bank is hereby  authorized  to place and maintain  Foreign  Financial Assets and cash on behalf of Customer with Eligible
Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

     (c) Bank  represents  to Customer that it is a U.S. Bank as defined in Rule
17f-5(a)(7).  Customer represents to Bank that: (1) the Foreign Financial Assets and cash being placed and  maintained in Bank's  custody are subject to the 1940
Act, as the same may be amended from time to time;  (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's  Foreign  Custody in each  country  in which  Customer's  Financial  Assets and cash shall be held hereunder and determined to accept Country Risk.  Nothing contained herein shall require Bank to make any  selection or to engage in any  monitoring on behalf of
Customer that would entail consideration of Country Risk.

     For purposes  hereof,  "Country  Risk" shall mean systemic risks of holding assets in a  particular  country  including,  but no limited to, (a) an Eligible
Foreign Custodian's use of an Eligible Securities  Depository as defined in Rule
17f-7 under the  Investment  Company Act of 1940 as amended,  (b) such country's financial  infrastructure,  (c) such country's prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e)
regulation  of the  banking  or  securities  industry,  (f)  currency  controls, restrictions,  devaluations or  fluctuations,  and (g) market  conditions  which affect the orderly  execution of securities  transactions or affect the value of securities.

     (d) Bank shall  provide to Customer  such  information  relating to Country
Risk as is specified in Schedule 1 hereto.  Customer hereby  acknowledges  that:
(i) such information is solely designed to inform Customer of market  conditions and procedures and is not intended as a  recommendation  to invest or not invest in particular  markets;  and (ii) Bank has gathered the information from sources
it  considers  reliable,   but  that  Bank  shall  have  no  responsibility  for
inaccuracies or incomplete information.

2.17     Compliance with SEC Rule 17f-7 ("Rule 17f-7").

     (a) Bank shall have provided for  consideration  by Customer,  prior to the placement of Customer's  Foreign  Financial Assets with any Eligible  Securities
Depository in connection  with execution of this  Agreement,  an analysis of the custody risks associated with maintaining  Customer's  Foreign  Financial Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Financial Assets at such Depository).  The foregoing analysis will be provided to Customer at Bank's
Website.  In connection  with the  foregoing,  Customer shall notify Bank of any
Eligible Securities Depositories at which it does not choose to have its Foreign
Financial  Assets held.  Bank shall  monitor the custody risks  associated  with maintaining Customer's Foreign Financial Assets at each such Eligible Securities
Depository  on a  continuing  basis and shall  promptly  notify  Customer or its adviser of any material changes in such risks.

     In conducting the  aforementioned  analysis,  Bank shall  consider  factors relevant to custody risks, including but not limited to:

(i)      the depository's expertise and market reputation;
(ii)     the quality of the despository's services;
(iii)    the depository's financial strength;
(iv)     insurance or indemnification arrangements;
(v)      the extent and quality of regulation and independent examination of the depository;
(vi)     the depository's standing in published ratings;
(vii)    the depository's internal controls and other procedures for safeguarding investments; and
(viii)   any related legal proceedings.

     (b)  Bank  shall  exercise  reasonable  care,  prudence  and  diligence  in performing the requirements set forth in Section 2.17(a) above.

     (c) Based on the information  available to it in the exercise of diligence,
Bank shall determine the eligibility  under rule 17f-7 of each depository before including  it on  Schedule 3 hereto and shall  promptly  advise  Customer if any
Eligible  Securities  Depository  ceases to be  eligible.  (Eligible  Securities
Depositories  used by Bank as of the date  hereof  are set forth in  Schedule  3 hereto, and as the same may be amended on notice to Customer from time to time.)

2.18           Securities Entitlement Orders.

     Bank  shall at all  times be bound by  Instructions  (except  as  otherwise herein provided) as to Securities Entitlements of Customer and shall not permit, honor or act upon any prior, equal or  contemporaneous  claim to or instructions or orders of any kind with  respect to  Financial  Assets or Cash by or from any other person or entity of any kind, and shall keep all Financial Assets and Cash at all times  free from all  security  interests,  charges,  claims,  mortgages, pledges or other liens, restrictions or encumbrances other than those arising in connection with settlement of transactions  pursuant to this Agreement and other charges and payments by Bank as permitted by this Agreement.

     2.19 Confirmations.

     Bank  shall  send  Customer  confirmations  of  transfers  to and  from the
Accounts at the end of each business day.

     3.INSTRUCTIONS

3.1      Acting on Instructions; Unclear Instructions.

     (a)  Customer  authorizes  Bank to  accept  and act upon  any  Instructions received by it without  inquiry.  Customer will  indemnify the Bank  Indemnitees against,  and hold  each of them  harmless  from,  any  Liabilities  that may be imposed on, incurred by, or asserted against the Bank Indemnitees as a result of any  action or  omission  taken in  accordance  with any  Instructions  or other directions  upon  which  Bank is  authorized  to rely  under  the  terms of this
Agreement,  provided that Bank shall not be indemnified against or held harmless
from  any  liability  arising  out  of  Bank's  negligence,   fraud  or  willful
misconduct.

     (b) Unless otherwise expressly provided,  all Instructions will continue in full force and effect until canceled or superseded.

     (c) Bank may (in its sole discretion and without affecting any part of this
Section  3.1) seek  clarification  or  confirmation  of an  Instruction  from an
Authorized  Person  and may  decline to act upon an  Instruction  if it does not receive clarification or confirmation  satisfactory to it. Bank will not, except as provided in Section 7.1 hereof, be liable for any loss arising from any delay while it seeks such  clarification  or  confirmation  and it  documents  that it sought clarification or confirmation.

     (d) In  executing  or  paying  a  payment  order  Bank  may  rely  upon the identifying  number  (e.g.  Fedwire  routing  number or account) of any party as instructed in the payment order.  Customer assumes full  responsibility  for any inconsistency  between the name and  identifying  number of any party in payment orders issued to Bank in Customer's name.

3.2      Confirmation of Oral Instructions/Security Devices.

     Any Instructions delivered to Bank by telephone will promptly thereafter be confirmed in writing by an Authorized Person. Each confirmation is to be clearly marked  "Confirmation."  Bank  will  not be  liable  for  having  followed  such
Instructions  notwithstanding  the failure of an Authorized  Person to send such confirmation  in writing or the failure of such  confirmation  to conform to the telephone  Instructions  received,  provided  that  Bank  shall  have  exercised reasonable  care in following such  Instructions.  In the event of a discrepancy between Instructions and a subsequent confirmation, Bank will immediately notify
Customer of such  discrepancy.  Either party may record any of their  telephonic communications.  Customer  will comply with any security  procedures  reasonably required by Bank from time to time with respect to verification of Instructions.
Customer will be  responsible  for  safeguarding  any test keys,  identification codes or other security devices that Bank will make available to Customer or any
Authorized Person.

3.3      Instructions; Contrary to Law/Market Practice.

     Bank need not act upon  Instructions  which it  reasonably  believes  to be contrary to law,  regulation or market  practice and will  immediately so notify
Customer, but Bank will be under no duty to investigate whether any Instructions comply with Applicable Law or market practice.

3.4      Cut-off Times.

     Bank has  established  cut-off  times for  receipt  of some  categories  of
Instruction,  which are  consistent  with industry  standards for the receipt of such instructions and which will be made available to Customer. If Bank receives an Instruction after its established cut-off time, Bank will attempt to act upon the  Instruction  on the day requested if Bank deems it  practicable to do so or otherwise as soon as practicable on the next business day.

4.       FEES, EXPENSES AND OTHER AMOUNTS OWING TO BANK

4.1      Fees and Expenses.

     Customer  will pay Bank for its  services  hereunder  the fees set forth in
Schedule A hereto or such other  amounts as may be agreed  upon in writing  from time to time,  together  with  Bank's  reasonable  out-of-pocket  or  incidental expenses,  including, but not limited to, reasonable and appropriate legal fees.
Customer  authorizes  Bank to deduct  amounts owing to it from the Cash Account, for any  undisputed  fees or  expenses  from  time to time  more than 60 days in arrears.  Bank may increase the fees for its services hereunder by not less than thirty days' notice in writing to  Customer.  Without  prejudice to Bank's other rights, Bank reserves the right to charge interest on undisputed overdue amounts from the due date  until  actual  payment  at such  rate as Bank may  reasonably determine  but not to exceed an annual rate of the  then-current  Federal  funds plus 0.25%.

4.2      Overdrafts.

     If a debit to any currency in the Cash Account  results in a debit  balance in that currency (without regard to Cash Account investments), then Bank may, in its  discretion,  (i) advance an amount equal to the  overdraft,  (ii) refuse to settle in whole or in part the transaction  causing such debit balance, or (iii)
if any such  transaction is posted to the Securities  Account,  reverse any such posting.  If Bank elects to make such an advance,  the advance  will be deemed a loan to Customer,  payable on demand,  bearing  interest at the applicable  rate charged by Bank from time to time to  customers  similar to  Customer,  for such overdrafts,  from the date of such advance to the date of payment (both after as well as before  judgment) and otherwise on the terms on which Bank makes similar overdrafts  available from time to time. No prior action or course of dealing on
Bank's part with respect to the settlement of transactions on Customer's  behalf will be asserted by Customer against Bank for Bank's refusal to make advances to the Cash Account or to settle any  transaction  for which Customer does not have sufficient available funds in the applicable currency in the Cash Account.

     Custodian  may,  without  prior  notice to  Customer,  set off any  payment obligation owed to it by Customer under this Section 4.2 against Customer's Cash
Account,  regardless of currency involved.  If, after set off against Customer's
Cash Account,  there remains a debit balance under this Section 4.2, then,  with respect to Financial Assets in the Securities  Account and without  prejudice to
Bank's rights as a Securities  Intermediary  under New York law (including,  but not limited to,  under the Uniform  Commercial  Code),  upon notice to Customer,
Bank shall be entitled to withhold  delivery of such  Financial  Assets  against settlement  of pending  trades,  sell or  otherwise  realize any such  Financial
Assets and to apply the proceeds in satisfaction of any such payment obligation, provided  that the foregoing is not  prohibited by Section 18 of the  Investment
Company Act of 1940.

     5.SUBCUSTODIANS, SECURITIES DEPOSITORIES, AND OTHER AGENTS

5.1      Appointment of Subcustodians; Use of Securities Depositories.

     (a)  Bank is  authorized  under  this  Agreement  to act  through  and hold
Customer's  Financial  Assets  with  Subcustodians,  being  at the  date of this
Agreement the entities  listed in Schedule 2. Bank will use  reasonable  care in the selection and continued appointment of such Subcustodians. In addition, Bank and each  Subcustodian  may deposit  Financial  Assets with,  and hold Financial
Assets  in, any  Reported  Depository  or "other  U.S.  Securities  Depository."
Customer will provide Bank with such documentation or acknowledgements that Bank may  reasonably  require  to  hold  the  Financial  Assets  in  such  Securities
Depositories.

     (b) Any agreement Bank enters into with a  Subcustodian  for holding Bank's customers'  assets  will  provide  that such  assets  will not be subject to any right,  charge,  security  interest,  lien or claim of any kind in favor of such
Subcustodian or its creditors  except a claim for payment for their safe custody or administration,  or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian  arising under bankruptcy,  insolvency or  similar  law,  and that the  beneficial  ownership  thereof  will be  freely transferable  without the payment of money or value other than for safe  custody or administration.  Where a Subcustodian  deposits  Securities with a Securities
Depository,  Bank will cause the  Subcustodian  to  identify  on its  records as belonging to Bank, as agent, the Securities shown on the Subcustodian's  account at such Securities Depository.  This Section 5.1(b) will not apply to the extent of any special  agreement or  arrangement  made by Customer with any  particular
Subcustodian.

     (c) Bank will not be liable for any act or omission  by (or the  insolvency
of) any Securities  Depository.  In the event Customer  incurs a loss due to the negligence,  willful misconduct, or insolvency of a Securities Depository,  Bank will make good faith  efforts,  in its  discretion,  to seek  recovery  from the
Securities  Depository,  but  Bank  will not be  obligated  to  institute  legal proceedings,  file a proof of claim in any  insolvency  proceeding,  or take any similar action.

5.2      Liability for Subcustodians.

     (a)  Subject to  Section  7.1(b),  Bank will be liable  for  direct  losses incurred by Customer that result from:

     (i) the failure by a Subcustodian  to use reasonable  care in the provision of custodial  services by it in accordance with the standards  prevailing in the relevant  market  for  Institutional  Clients  or  from  the  fraud  or  willful misconduct  or  default  of such  Subcustodian  in the  provision  of  custodial services by it; or

     (ii) the bankruptcy or insolvency of any Affiliated Subcustodian.

     (b) Subject to Section 7.1(b) and Bank's duty to use reasonable care in the monitoring of a Subcustodian's financial condition as reflected in its published
financial   statements  and  other  publicly  available  financial   information
concerning  it,  Bank  will  not  be  responsible  for  the  insolvency  of  any
Subcustodian which is not a branch or an Affiliated Subcustodian.

     (c) Bank reserves the right to add, replace or remove  Subcustodians.  Bank will give  prompt  notice of any such  action,  which will be advance  notice if practicable.  Bank  will  identify  the name,  address  and  principal  place of business of any Subcustodian and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

5.3      Use of Agents.

     (a) Bank may provide  certain  services under this Agreement  through third parties,  which may be Affiliates.  Except to the extent provided in Section 5.2 with respect to  Subcustodians,  Bank will not be responsible  for any loss as a result of a failure by any broker or any other  third  party that it selects and retains  using  reasonable  care to provide  ancillary  services that it may not customarily provide itself, including, without limitation, delivery services and providers of  information  regarding  matters  such as pricing,  proxy voting or
Corporate Actions. Nevertheless,  Bank will be liable for the performance of any such service  provider  selected by Bank that is an Affiliate to the same extent as Bank would have been liable if it performed such services itself.

     (b) In the case of the sale under Section  2.9(c) of a fractional  interest
(or in other cases where Customer has requested Bank to arrange for execution of a trade)  Bank will place  trades  with a broker  which is an  Affiliate  to the extent that Bank has established a program for such trading with such Affiliate.
An  affiliated  broker  may  charge  its  customary  commission  (or  retain its customary spread) with respect to any such transaction.

                  6.ADDITIONAL PROVISIONS RELATING TO CUSTOMER

6.1      Representations of Customer and Bank.

     (a) Customer  represents  and warrants  that (i) it has full  authority and power, and has obtained all necessary  authorizations  and consents,  to deposit and control the Financial  Assets and cash in the  Accounts,  to use Bank as its custodian in accordance with the terms of this Agreement,  to incur indebtedness
as  contemplated  by  this  Agreement,   and  to  enter  into  foreign  exchange
transactions;  (ii) assuming  execution and delivery of this  Agreement by Bank, this Agreement is Customer's legal, valid and binding obligation, enforceable in accordance  with its terms and it has full power and authority to enter into and has taken all  necessary  corporate  action to authorize  the  execution of this
Agreement (iii) it has not relied on any oral or written  representation made by
Bank or any person on its behalf,  and acknowledges that this Agreement sets out to the  fullest  extent  the duties of Bank;  and (iv) it is a  resident  of the
United States and shall notify Bank of any changes in residency.

     (b) Bank  represents and warrants that (i) assuming  execution and delivery of this Agreement by Customer, this Agreement is Bank's legal, valid and binding obligation, enforceable in accordance with its terms, (ii) it has full power and authority  to  enter  into and has  taken  all  necessary  corporate  action  to authorize the execution of this  Agreement,  (iii) it has not relied on any oral or written  representation  made by Customer  or any person on its  behalf,  and acknowledges  that this  Agreement  sets out to the fullest extent the duties of
Customer;  and  (iv)  it is  qualified  to act  as a  custodian  for  investment companies registered under the 1940 Act.

     Each party may rely upon the above or the certification of such other facts as may be required to perform its obligations hereunder.

     6.2 Provision of Additional Information.

     Upon  request,   each  party  will  promptly  provide  to  the  other  such information  about  itself  and its  financial  status  as the  other  party may reasonably  request,  including  its  organizational  documents  and its current audited and unaudited financial statements.

6.3      Customer is Liable to Bank Even if it is Acting for Another Person.

     If Customer is acting as an agent for a disclosed or undisclosed  principal in respect of any transaction,  cash, or Financial Asset, Bank nevertheless will treat Customer as its principal for all purposes under this  Agreement.  In this regard,  Customer  will be  liable  to Bank as a  principal  in  respect  of any transactions  relating to the Account.  The foregoing will not affect any rights
Bank might have against Customer's principal.

     7.WHEN BANK IS LIABLE TO CUSTOMER

7.1      Standard of Care; Liability.

     (a) Bank will use reasonable care in performing its obligations  under this
Agreement.  Bank will not be in violation of this  Agreement with respect to any matter as to which it has satisfied its obligation of reasonable care.

     (b) Bank will be liable for  Customer's  direct  damages to the extent they result from Bank's negligence or willful  misconduct in performing its duties as set out in this Agreement and to the extent provided in Section 5.2(a) or breach of any warranty or  representation  made under this  Agreement.  In the event of such  negligence or willful  misconduct  the liability of the Bank in connection with  the  loss or  damage  will  not  exceed  (i)  the  lesser  of the  current replacement  cost of any  Financial  Assets or the market value of the Financial
Assets to which such loss or damage relates at the time the Customer  reasonably should  have been  aware of such  negligence  or willful  misconduct,  plus (ii)
compensatory  interest  up to  that  time at the  rate  applicable  to the  base currency of the Customers' Cash Account.  Nevertheless,  under no  circumstances will Bank be liable  for any  indirect,  incidental,  consequential  or  special damages (including,  without  limitation,  lost profits) of any form incurred by any person or entity,  whether or not  foreseeable and regardless of the type of action in which  such a claim may be  brought,  with  respect  to the  Accounts,
Bank's performance hereunder, or Bank's role as custodian.

     (c) Customer will  indemnify the Bank  Indemnitees  against,  and hold them harmless from, any  Liabilities  that may be imposed on, incurred by or asserted against any of the Bank  Indemnitees to the extent in connection with or arising
out  of  (i)  Bank's  performance  under  this  Agreement,   provided  the  Bank
Indemnitees  have not acted  with  negligence  or  engaged  in fraud or  willful misconduct in connection  with the Liabilities in question or (ii) any action or omission  taken  by  Bank  or such  Bank  Indemnitees  in  accordance  with  any
Instructions  or  other  directions  of  Customer  on which  Bank is  authorized hereunder to rely. Nevertheless, Customer will not be obligated to indemnify any
Bank Indemnitee  under the preceding  sentence with respect to any Liability for which Bank is liable under Section 5.2 of this Agreement.

     (d) Without limiting Subsections 7.1(a), (b) or (c), Bank will have no duty or  responsibility  to: (i) question  Instructions  or make any  suggestions  to
Customer or an Authorized Person regarding such Instructions, except as provided in Section 3.2,  provided  that the  Instructions  are not clearly  incorrect on their face; (ii) supervise or make  recommendations  with respect to investments or the  retention of Financial  Assets;  (iii) advise  Customer or an Authorized
Person  regarding  any  default  in the  payment of  principal  or income of any security other than as provided in Section 2.7(b) of this Agreement; (iv) except as may  otherwise  be required by Sections  2.16 or 2.17,  evaluate or report to
Customer or an  Authorized  Person  regarding  the  financial  condition  of any broker, agent or other party to which Bank is instructed by an Authorized Person to  deliver  Financial  Assets  or  cash;  or  (v)  review  or  reconcile  trade confirmations  received  from brokers (and  Customer or its  Authorized  Persons issuing  Instructions will bear any  responsibility to review such confirmations against Instructions issued to and Statements of Account issued by Bank).

     (e) Promptly after receipt by Bank of notice of commencement of any action,
Bank will,  if a claim in respect  thereof is made against  Customer  under this
Agreement,  notify Customer of the commencement  thereof; but the omission so to notify  Customer  will not  relieve it from any  liability  which it may have to
Customer otherwise than under this Agreement. In case any such action is brought against Bank, and it notified  Customer of the  commencement  thereof,  Customer will be entitled to  participate  therein  and, to the extent that  Customer may wish, assume the defense thereof;  provided,  that in the case of any claim that
Bank deems  significant,  Bank  shall  have the right to  consent to  Customer's choice  of  counsel  in its  defense  of such  action,  such  consent  not to be unreasonably  withheld.  After notice from Customer of  Customer's  intention to assume the defense of an action,  Bank shall bear the expenses of any additional counsel  obtained by Bank,  and Customer  shall not be liable to Bank under this section  for any  legal  or  other  expenses  subsequently  incurred  by Bank in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation. Bank shall in no case confess any claim or make any compromise in any case in which  Customer is asked to  indemnify  Bank except with  Customer's prior written consent.

7.2      Force Majeure.

     Bank will maintain and update from time to time business  continuation  and disaster  recovery  procedures  with  respect to its  custody  business  that it determines from time to time meet  reasonable  commercial  standards.  Bank will have no liability,  however,  for any damage,  loss, expense or liability of any nature that Customer may suffer or incur,  caused by an act of God, fire, flood, civil or labor disturbance,  war, act of any governmental authority or other act or threat of any  authority (de jure or de facto),  malfunction  of equipment or software  (except where such  malfunction  is primarily  attributable  to Bank's negligence in maintaining  the equipment or software),  failure of operations of any external  funds  transfer  system,  inability to obtain or  interruption  of external communications  facilities,  or any cause beyond the reasonable control of Bank  (including  without  limitation,  the  non-availability  of appropriate foreign exchange).

7.3      Bank  May Consult With Counsel.

     Bank  will  be  entitled  to  rely  on,  and may act  upon  the  advice  of professional  advisers  in  relation  to  matters of law,  regulation  or market practice (which may be the professional  advisers of Customer),  and will not be liable to Customer for any action  reasonably  taken or omitted pursuant to such advice of which it promptly notifies Customer.

     7.4 Bank Provides Diverse Financial  Services and May Generate Profits as a
Result.

     Customer  acknowledges  that  Bank or its  Affiliates  may have a  material interest in transactions entered into by Customer with respect to the Account or that  circumstances are such that Bank may have a potential  conflict of duty or interest.  For example,  Bank or its Affiliates may act as a market maker in the
Financial Assets to which  Instructions  relate,  provide brokerage  services to other  customers,  act as  financial  adviser  to the  issuer of such  Financial
Assets, act in the same transaction as agent for more than one customer,  have a material interest in the issue of the Financial Assets; or earn profits from any of these activities.  Customer further  acknowledges that Bank or its Affiliates may be in possession of investment-related  information tending to show that the
Instructions received may not be in the best interests of Customer but that Bank is not under any duty to disclose any such information.

     8.TAXATION

     8.1 Tax Obligations.

     (a)  Customer  confirms  that Bank is  authorized  to deduct  from any cash received  or credited  to the Cash  Account any taxes or levies  required by any revenue or governmental  authority in respect of Customer's  Accounts;  provided that such cash shall be paid to such  revenue or  governmental  authority or set aside in a separate account of Customer for such purpose.

     (b) Customer will provide to Bank such certifications,  documentation,  and information as it may reasonably require in connection with taxation.

     (c) Customer will be  responsible  for the payment of all taxes relating to the Financial Assets in the Securities Account. Customer will indemnify and hold
Bank harmless from and against any and all liabilities,  penalties,  interest or additions to tax with respect to or resulting from, any delay in, or failure by,
Bank (i) to pay,  withhold or report any U.S.  federal,  state or local taxes or foreign  taxes  imposed  on  Customer's  Financial  Assets,  or (ii)  to  report interest,  dividend  or other  income  paid or  credited  to the  Cash  Account, provided,  however,  that Customer will not be liable to Bank for any penalty or additions to tax due as a result of Bank's  failure to pay or withhold tax or to report  interest,  dividend or other income paid or credited to the Cash Account solely as a result of Bank's negligent acts or omissions.

8.2      Tax Reclaims.

     (a)  Subject  to the  provisions  of this  Section,  Bank will  apply for a reduction  of  withholding  tax and any refund of any tax paid or tax credits in respect of income  payments  on  Financial  Assets  credited  to the  Securities
Account that Bank believes may be available.  To defray  expenses  pertaining to nominal tax claims, Bank may from time-to-time set minimum thresholds as to a de minimus value of tax reclaims or reduction of  withholding  which it will pursue in respect of income  payments under this section.  Notwithstanding  any minimum threshold set by Bank, Bank will file a tax reclaim or application for reduction of withholding if requested by Customer.

     (b) The provision of a tax reclaim service by Bank is conditional upon Bank receiving from Customer (i) a declaration of its identity and place of residence and (ii)  certain  other  documentation  requested  by Bank (pro forma copies of which are available from Bank),  prior to the receipt of Financial Assets in the
Account or the payment of income.

     (c) Bank will  perform tax reclaim  services  only with respect to taxation levied by the revenue authorities of the countries advised to Customer from time to time and Bank may, by  notification in writing,  in its absolute  discretion, supplement or amend the countries in which the tax relief  services are offered.
Other  than as  expressly  provided  in this  Section  8.2,  Bank  will  have no responsibility  with  regard  to  Customer's  tax  position  or  status  in  any jurisdiction.

     (d) Customer  confirms that Bank is authorized to disclose any  information required by any revenue  authority or any  governmental  entity with appropriate jurisdiction in relation to the processing of any tax reclaim.

     9.TERMINATION

     This  Agreement  will  continue  until  terminated by either Bank giving to
Customer,  or Customer giving to Bank , a notice in writing  specifying the date of  termination,  which  date  shall be not less than 60 days  after the date of giving such notice.  If Customer  gives notice of  termination,  Customer  shall designate a  successor  custodian  or  custodian  to whom Bank must  deliver the
Financial Assets and cash. If Bank gives notice of termination,  Customer shall, within  sixty days of the notice,  notify  Bank as to identity of the  successor custodian or custodians.  Upon the date of termination  specified in the notice, this Agreement shall terminate,  and Bank shall deliver the Financial Assets and cash to the successor  custodian(s).  If a successor custodian is not designated by Customer  in  accordance  with the  foregoing,  Bank shall,  upon the date of termination specified in the notice of termination,  deliver the Financial Asset and cash to Customer.

     Bank will in any event be entitled to deduct any  undisputed  amounts owing to it prior to delivery of the Financial Assets and cash (and, accordingly, Bank will be  entitled  to sell  Financial  Assets  and  apply the sale  proceeds  in satisfaction  of undisputed  amounts owing to it).  Customer will reimburse Bank promptly for all out-of-pocket expenses it incurs in delivering Financial Assets upon  termination.  Termination  will not affect any of the  liabilities  either party owes to the other arising under this Agreement prior to such termination.

     10.MISCELLANEOUS

     10.1 Notices.

     Notices (other than Instructions) will be served by registered mail or hand delivery to the address of the  respective  parties as set out on the first page of this Agreement, unless notice of a new address is given to the other party in writing. Notice will not be deemed to be given unless it has been received.

     10.2 Successors and Assigns.

     This  Agreement  will be binding  on each of the  parties'  successors  and assigns,  but the  parties  agree that  neither  party can assign its rights and obligations  under this Agreement without the prior written consent of the other party,  which  consent  will not be  unreasonably  withheld.  In the event  that
Customer  substitutes  another bank or trust company for Bank due to a change in control of Bank, Bank shall pay all of Customer's  reasonable  expenses incurred in connection with the transition to the successor custodian, including, without limitation, the expenses associated with the transfer of securities,  monies and other  properties  and  Customer's  negotiation  of  new  custodian  contractual documentation.

     10.3 Interpretation.

     Headings  are  for  convenience   only  and  are  not  intended  to  affect
interpretation.  References  to sections are to sections of this  Agreement  and references to  sub-sections  and paragraphs are to  sub-sections of the sections and paragraphs of the sub-sections in which they appear.

10.4     Entire Agreement.

     (a) The following Rider(s) are incorporated into this Agreement:

                  ___      Cash Trade Execution;

                  ___      Cash Sweep;

                  ___      Accounting Services;

                  ___      Mutual Fund.

     (b) This Agreement,  including the Schedules, Exhibits, and Riders (and any separate  agreement  which Bank and  Customer may enter into with respect to any
Cash Account),  sets out the entire Agreement  between the parties in connection with the subject  matter,  and this Agreement  supersedes  any other  agreement, statement,  or  representation  relating  to custody,  whether  oral or written.
Amendments must be in writing and signed by both parties.

     10.5 Information Concerning Deposits at Bank's CityplaceLondon Branch.

     Under U.S federal law, deposit  accounts that Customer  maintains in Bank's foreign  branches  (outside of the U.S.) are not insured by the Federal  Deposit
Insurance  Corporation  ("FDIC");  in the event of Bank's  liquidation,  foreign branch deposits have a lesser  preference than U.S.  deposits;  and such foreign deposits are subject to cross-border  risks. Bank's London Branch is a member of the United Kingdom Deposit  Protection  Scheme (the "Scheme")  established under
Banking Act 1987 (as amended).  This Scheme provides that in the event of Bank's insolvency  payments may be made to certain  customers of Bank's London  Branch.
Payments  under the  Scheme  are  limited  to 90% of a  depositor's  total  cash deposits subject to a maximum payment to any one depositor  of(pound)18,000  (or
20,000  euros if  greater).  Most  deposits  denominated  in sterling  and other
European   Economic  Area   Currencies  and  euro  made  with  Bank  within  the
country-regionplaceUnited Kingdom are covered. Further details of the Scheme are available on request.

     10.6 Insurance.

     Bank will not be  required  to  maintain  any  insurance  coverage  for the benefit of Customer.

     10.7 Governing Law and Jurisdiction.

     This Agreement will be construed,  regulated,  and  administered  under the
laws  of  the  country-regionUnited   States  or  State  of  StateNew  York,  as
applicable, without regard to StateplaceNew York's principles regarding conflict of laws. The United States District Court for the Southern  District of New York
will have the sole and exclusive jurisdiction over any lawsuit or other judicial proceeding  relating  to or arising  from this  Agreement.  If that court  lacks federal subject matter jurisdiction, the Supreme Court of the State of New York,
New York  County  will have  sole and  exclusive  jurisdiction.  Either of these courts will have proper venue for any such lawsuit or judicial  proceeding,  and the parties waive any objection to venue or their  convenience  as a forum.  The parties agree to submit to the  jurisdiction of any of the courts  specified and to accept service of process to vest personal  jurisdiction  over them in any of
these  courts.   The  parties   further  hereby   knowingly,   voluntarily   and
intentionally  waive,  to the fullest  extent  permitted by Applicable  Law, any right to a trial by jury with respect to any such lawsuit or judicial proceeding arising or relating to this Agreement or the transactions  contemplated  hereby.
To the extent that in any jurisdiction Customer may now or hereafter be entitled to claim, for itself or its assets,  immunity from suit,  execution,  attachment
(before or after judgment) or other legal process, Customer shall not claim, and it hereby irrevocably waives, such immunity.

10.8     Severability; Waiver; and Survival.

     (a) If one or more  provisions of this Agreement are held invalid,  illegal or unenforceable in any respect on the basis of any particular  circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions  under other  circumstances or in other  jurisdictions  and of the remaining provisions will not in any way be affected or impaired.

     (b) Except as otherwise provided herein, no failure or delay on the part of either party in exercising  any power or right  hereunder  operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision of this Agreement, or waiver of any breach or default, is effective  unless it is in  writing  and  signed by the party  against  whom the waiver is to be enforced.

     (c) Each party's  rights,  protections,  and remedies  under this Agreement shall survive its termination.

     10.9 Counterparts.

     This Agreement may be executed in several  counterparts  each of which will be  deemed to be an  original  and  together  will  constitute  one and the same agreement.

10.10    No Third Party Beneficiaries.

     A  person  who is not a party  to this  Agreement  shall  have no  right to enforce any term of this Agreement.

     10.11 Confidentiality.

     Bank shall not disclose any information  regarding  Customer's  Securities,
Securities  Account,  Financial Assets or cash under this Agreement except as is reasonably  necessary  to provide  services to  Customer,  as required by law or regulation or the organizational documents of the issuer of any Financial Asset, or  otherwise  with the  consent  of  Customer.  Customer  agrees  to keep  this
Agreement  confidential  and,  except  where  disclosure  is  required by law or regulation,  shall only  disclose it (or any part of it) with the prior  written consent of Bank.

10.12       Limited Obligations.

     With respect to a Customer  organized as a Massachusetts  business trust, a copy of such  Customer's  Declaration  of Trust is on file with the Secretary of
State of The  Commonwealth  of  Massachusetts,  the Bank  acknowledges  that the obligations  of or arising out of this  Agreement  with respect to such Customer are not  binding  upon any of such  Customer's  trustees,  officers,  employees, agents or shareholders individually,  but are binding solely upon the assets and
property  of  the  Customer  in  accordance  with  its  proportionate   interest
hereunder.  Bank further  acknowledges  that the assets and  liabilities of each series are separate and distinct,  and that the obligations of or arising out of this  Agreement are binding  solely upon the assets or property of the series on behalf of which the Customer has executed this instrument. Bank also agrees that the  obligations of each Customer and series  hereunder shall be several and not joint, in accordance with its proportionate  interest hereunder,  and agrees not to  proceed  against  any  Customer  or series  for the  obligations  of another
Customer or series.

     Customers may be added or deleted as parties to this Agreement from time to time by amendment to Exhibit A.

                             OPPENHEIMERFUNDS, INC.

                             By:/s/ Brian W. Wixted
                             Title:  Senior Vice President and Treasurer,
                             on behalf of each investment company
                             identified as a Customer in Exhibit A
                             attached hereto individually and
                             severally, and not jointly and severally

                              JPMORGAN CHASE BANK

                             By:/s/ Stephen Crowley
                             Title: Vice President

                                                  EXHIBIT A

     List of Investment  Companies that are a Party to this  Agreement  (each, a
"Customer"):

     Fund Name Oppenheimer Champion Income Fund

     Oppenheimer Strategic Income Fund

     Oppenheimer Balanced Fund

     Oppenheimer Variable Account Funds for the account of Oppenheimer Strategic
     Bond Fund/VA

     Oppenheimer High Yield Fund

     Oppenheimer Integrity Funds for the account of Oppenheimer Core Bond Fund

     Oppenheimer  Variable  Account  Funds for the account of  Oppenheimer  Main
     Street Fund/VA

     Oppenheimer Capital Appreciation Fund

     Oppenheimer Global Fund

     Oppenheimer  Variable  Account Funds for the account of Oppenheimer  Global
     Securities Fund/VA

     Panorama Series Fund, Inc. for the account of Growth Portfolio

     Panorama Series Fund, Inc. for the account of Total Return Portfolio

     Oppenheimer  Variable Account Funds for the account of Oppenheimer  Capital
     Appreciation/VA

     Panorama  Series  Fund,  Inc.  for the  account  of  Government  Securities
     Portfolio

     Panorama Series Fund, Inc. for the account of International  Growth Fund/VA

     Oppenheimer  Variable  Account Funds for the account of Oppenheimer  MidCap
     Growth Fund/VA

     Oppenheimer Variable Account Funds for the account of Oppenheimer Core Bond
     Fund/VA

     Oppenheimer  Variable  Account  Funds for the account of  Oppenheimer  High
     Income Fund/VA

     Oppenheimer  Variable  Account  Funds for the account of  Oppenheimer  Main
     Street Fund/VA

     Oppenheimer  Variable  Account Funds for the account of  Oppenheimer  Money
     Fund/VA

     Oppenheimer  Variable Account Funds for the account of Oppenheimer Balanced
     Fund/VA

     Oppenheimer Real Asset Fund

     Oppenheimer Developing Markets Fund

     Oppenheimer International Small Company Fund

     Oppenheimer International Growth Fund

     Oppenheimer Main Street Small Cap Fund

     Oppenheimer International Bond Fund

     Oppenheimer  Variable  Account Funds for the account of  Oppenheimer  Value
     Fund/VA

     Oppenheimer Principal Protected Main Street Fund

     Oppenheimer Principal Protected Main Street Fund II

     Oppenheimer Principal Protected Main Street Fund III

Schedule 1

Information Regarding Country Risk

     1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish  annually and upon the initial placing of Financial Assets and cash into a country the following information (check items applicable):

     A Opinions of local counsel concerning:

     _X_ i. Whether  applicable  foreign law would restrict the access  afforded
Customer's  independent  public  accountants  to books  and  records  kept by an eligible foreign custodian located in that country.

     _X__ ii. Whether applicable  foreign law would restrict  Customer's ability to recover its  Financial  Assets and cash in the event of the  bankruptcy of an
Eligible Foreign Custodian located in that country.

     _X__ iii. Whether applicable foreign law would restrict  Customer's ability to recover Financial Assets that are lost while under the control of an Eligible
Foreign Custodian located in the country.

     B. Written information concerning:

     _X__ i. The foreseeability of expropriation,  nationalization,  freezes, or confiscation of Customer's Financial Assets.

     _X__  ii.  Whether  difficulties  in  converting  Customer's  cash and cash equivalents to U.S. dollars are reasonably foreseeable.

     C. A market report with respect to the following topics:

     (i) securities regulatory environment, (ii) foreign ownership restrictions,
(iii)  foreign  exchange,  (iv)  securities  settlement  and  registration,  (v)
taxation, and (vi) depositories (including depository evaluation), if any.

     2. To aid Customer in monitoring Country Risk, Bank shall furnish board the following additional information:

     Market  flashes,  including  with respect to changes in the  information in market reports.

Schedule 2

LIST OF COUNTRIES and SUBCUSTODIANS

JPMORGAN INVESTOR SERVICES

AGENT AND CASH NETWORK

------------------------ ----------------------------------------------- ------------------------------------------------
COUNTRY                  SUB-CUSTODIAN                                   CASH CORRESPONDENT BANK
------------------------ ----------------------------------------------- ------------------------------------------------
ARGENTINA                JPMorgan Chase Bank                             JPMorgan Chase Bank
                         Arenales 707, 5th Floor                         Buenos Aires
                         1061 Buenos Aires

                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                 JPMorgan Chase Bank                            Australia and New Zealand
                         Level 37                                        Banking Group Ltd.
                         APP Center 259, George Street                   Melbourne
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  Bank Austria Creditanstalt AG                   J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRIAN                   HSBC Bank Middle East                           National Bank of Bahrain
                          PO Box 57                                       Manama
                          Manama, 304
                          BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH                Standard Chartered Bank                         Standard Chartered Bank
                          18-20 Motijheel C.A                             Dhaka
                          Box 536
                          Dhaka-1000
                          BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGUIM                   Fortis Bank N.V.                                J.P. Morgan AG
                          3 Montagne Du Parc                              Frankfurt
                          1000 Brussels
                          BELGIUM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   Citibank, N.A.                                  Citibank, N.A..
                         Avenida Paulista, 1111                          Sao Paulo
                         Sao Paulo, SP 01311-920
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza,
                         Toronto Ontario M5J
                         2J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                     Citibank, N.A.                                  Citibank, N.A
                          Avda. Andres Bello 2687                         Santiago.
                          3rd and 5th Floors
                          Santiago
                          CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA -                   The Hongkong and Shanghai Banking               Citibank, N.A.
SHANGHAI                  Corporation Limited                              New York
                         34/F, Shanghai Senmao
                         International Building
                         101 Yin Cheng East Road
                         Pudong
                         Shanghai 200120
                         THE PEOPLE'S REPUBLIC OF
                         CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA                    The Hongkong and Shanghai Banking                 JPMorgan Chase Bank
- SHENZHEN               Corporation Limited                               Hong Kong
                         1st Floor
                         Century Plaza Hotel
                         No.1 Chun Feng Lu
                         Shenzhen
                         THE PEOPLE'S REPUBLIC OF
                         CHINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLUMBIA                 Cititrust Colombia S.A.                         Cititrust Colombia S.A. Sociedad Fiduciaria
                         Sociedad Fiduciaria                             Santa Fe de Bogota
                         Carrera 9a No 99-02
                         First Floor
                         Santa Fe DE Bogota, StateD.C.
                         COLOMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Privredna banka Zagreb d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   The Cyprus Popular Bank                         The Cyprus Popular Bank
                         Ltd.                                            Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032
                         CY-1598 Nicosia
                         CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           Ceskoslovenska obchodni banka, a.s.             Ceskoslovenska obchodni banka, a.s.
REPUBLIC                 Na Porici 24                                    Prague
                         110 00 Prague 1
                         CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ECUADOR                  Citibank, N.A.                                  Citibank, N.A.
                         Av. Republica de El                             Quito
                         Salvador y Naciones Unidas (Esquina)
                         Quito
                         ECUADOR
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                    Citibank, N.A.
                         4 Ahmed Pasha Street                             CityCairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Nordea Bank Finland Plc                         J.P. Morgan AG
                         2598 Custody Services                           Frankfurt
                         Aleksis Kiven Katu 3-5
                         FIN-00020 MERITA, Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Dresdner Bank AG                                J.P. Morgan AG
                         Juergen-Ponto-Platz 1                           Frankfurt
                         60284 Frankfurt/Main
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking      JPMorgan Chase Bank
                         Corporation Limited                    Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Citibank Rt.                                    ING Bank Rt.
                         Szabadsag ter 7-9                               Budapest
                         H-1051 Budapest V
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ICELAND                  Islandsbanki-FBA                                Islandsbanki-FBA
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    Standard Chartered Bank                         Standard Chartered Bank
                         CityPhoenix Centre, Phoenix Mills               Mumbai
                         Compound
                         Senapati Bapat Marg, Lower Parel
                         Mumbai 400 013
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONENESIA               The Hongkong and Shanghai Banking      The Hongkong and Shanghai Banking
                          Corporation Limited                             Corporation Limited
                          World Trade                                     Jakarta
                          Center 4th Floor
                          Jalan Jendral Sudirman Kav. 29-31
                          Jakarta 12920
                          INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                     J.P. Morgan AG
                         International Financial Services Centre             Frankfurt
                         1 Harbourmaster Place
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Allied Irish Banks, p.l.c.                      J.P. Morgan AG
                         P.O. Box 518                                    Frankfurt
                         International Financial Services Centre
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M                        Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         nISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         2 Piazza San Fedele                             Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IVORY                     Societe Generale de Banques en                  Societe Generale
COAST                     Cote d'Ivoire                                   Paris
                          5 et 7, Avenue J. Anoma - 01 B.P. 1355
                          Abidjan 01
                          IVORY COAST
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAMAICA                   CIBC Trust and Merchant Bank Jamaica Limited    CIBC Trust and Merchant Bank Jamaica Limited
                          23-27 Knutsford Blvd.                           Kingston
                          Kingston 10
                          JAMAICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                     Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank
                          6-7 Nihonbashi-Kabutocho                        Tokyo
                          Chuo-Ku
                          Tokyo 103
                          JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   Arab Bank Plc                                   Arab Bank Plc
                         P O Box 950544-5                                Amman
                         Amman
                         Shmeisani
                         JORDAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               ABN AMRO Bank Kazakhstan                         ABN AMRO Bank Kazakhstan
                         45, Khadzhi Mukana Street                        Almaty
                         480099 Almaty
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                     Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &       Nairobi
                         Limited
                         Mezzanine 3, Barclays
                         Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                    Hansabanka                                      Hansabanka
                          Kalku iela 26                                   Riga
                          LV 1050
                          LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank placeMiddle East                      JPMorgan Chase Bank
                         Ras-Beirut Branch                               New York
                         P.O. Box 11-1380
                         Abdel Aziz
                         Ras-Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                Vilniaus Bankas AB                              Vilniaus Bankas AB
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Banque Generale du Luxembourg S.A.              J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSia                 HSBC Bank Malaysia Berhad                      HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                 Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking      The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         5/F Les Cascades                        Port Louis
                         Building
                         Edith Cavell Street
                         Port Louis
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco J.P. Morgan, S.A.                         Banco J.P. Morgan, S.A.
                         Torre Optima                                    Mexico, D.F
                         Paseo de las Palmas #405 Piso 15
                         Lomas de Chapultepec
                         11000 Mexico, D. F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Banque Commerciale du Maroc                     Banque Commerciale du Maroc
                         S.A.                                            S.A.
                         2 Boulevard Moulay Youssef                      Casablanca
                         Casablanca 20000
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   Standard Bank of Namibia Limited
                         Mutual Platz                                    Windhoek
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              ABN AMRO Bank N.V.                              J.P. Morgan AG
                         Kemelstede 2                                    Frankfurt
                         P. O. Box 3200
                         4800 De Breda
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW                      National Nominees Limited                       National Bank of New
ZEALAND                  Level 2 BNZ Tower                                Zealand
                         125 Queen Street                                Wellington
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*NIGERIA                 Stanbic Bank Nigeria Limited                    The Standard Bank of South Africa Limited
                         188 Awolowo Road                                Johannesburg
                         P.O. Box 54746
                         Falomo, Ikoyi
                         Lagos
                         NIGERIA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                    Den norske Bank ASA                             Den norske Bank ASA
                          Stranden 21                                     Oslo
                          PO Box 1171 Sentrum
                          N-0107 Oslo
                          NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                      HSBC Bank Middle East                      Oman Arab Bank
                         Bait Al Falaj Main Office                   Muscat
                         Ruwi, Muscat PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Standard Chartered Bank                         Standard Chartered Bank
                         Box 4896                                        Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                      Citibank, N.A.                                 Banco de Credito Statedel
                         Camino Real 457                                 Peru
                         Torre Real - 5th Floor                          Lima
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES             The Hongkong and Shanghai Banking      The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         30/F Discovery Suites                 Manila
                         25 ADB Avenue
                         Ortigas Center
                         Pasig City, Manila
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie                      Bank Rozwoju Eksportu S.A.
                         S.A.                                            Warsaw
                         ul. Senatorska 16
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                   ING Bank N.V.                                   ING Bank N.V.
                          13-15 Kiseleff Blvd                             Bucharest
                          Bucharest 1
                          ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
RUSSIA*                   J.P. Morgan Bank International                  JPMorgan Chase Bank
                         (Limited Liability Company)                      eNew York
                          Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD
                          Paveletskaya Square                             NOSTRO Account)
                          113054 Moscow
                          RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                 Standard Chartered Bank                         Oversea-Chinese Banking Corporation
                          3/F, 6 Battery Road                              Singapore
                          049909
                          SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK                  Ceskoslovenska obchodni banka, a.s.             Vseobecno Uverova Banka S.A.
REPUBLIC                pobocka zahranicnej banky v SR                  Bratislava
                         Michalska 18
                         815 63 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 Bank Austria Creditanstalt d.d.               Bank country-regionAustria Creditanstalt d.d.
                         Ljubljana                                     Ljubljana
                         Wolfova 1                                     Ljubljana
                         SI-1000 Ljubljana
                         SLOVENIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH                    The Standard Bank of South Africa Limited       The Standard Bank of South Africa Limited
AFRICA                   Standard Bank Centre                            Johannesburg
                         1st Floor
                         5 Simmonds Street
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH                    The Hongkong Shanghai Banking                   The Hongkong and Shanghai Banking
KOREA                    Corporation Limited                             Corporation Limited
                         5/F HSBC PlaceTypeBuilding                      Seoul
                         #25, Bongrae-dong 1-ga
                         Seoul
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    J.P. Morgan Bank, S.A.                          J.P. Morgan AG
                         Paseo de la Castellana, 51                      Frankfurt
                         28046 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI                      The Hongkong Shanghai Banking                The Hongkong and Shanghai Banking
LANKA                    Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken                   Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank                             JPMorgan Chase Bank
                         14th Floor                                      Taipei
                         2, Tun Hwa S. Road Sec. 1
                         Taipei
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank                         Standard Chartered Bank
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn
                         Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   JPMorgan Chase Bank                             JPMorgan Chase Bank
                         Emirhan Cad. No: 145                            Istanbul
                         Atakule, A Blok Kat:11
                         80700-Dikilitas/Besiktas
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE                 ING Bank Ukraine                                  ING Bank placecountry-regionUkraine
                         28 Kominterna Street                              Kiev
                         5th Floor
                         Kiev, 252032
                         UKRAINE
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E.                   HSBC Bank placeMiddle East                      The National Bank of placeCityAbu Dhabi
                         P.O. Box 66                                     Abu Dhabi
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                     JPMorgan Chase Bank                             National Westminster Bank
                         Crosby Court                                    London
                         Ground Floor
                         38 Bishopsgate
                         London EC2N 4AJ
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  BankBoston, N.A.                                BankBoston, N.A
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                   JPMorgan Chase Bank                             JPMorgan Chase Bank
                         4 New York Plaza                                New York
                         New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Carmelitas a Altagracia                         Caracas
                         Edificio Citibank
                         Caracas 1010
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         75 Pham Hong Thai, District 1                   Ho Chi Minh City
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Limited                 Barclays Bank of Zambia Limited
                         Kafue House, Cairo Road                         Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZIMBABWE                 Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         2nd Floor, 3 Anchor House                       Harare
                         Jason Mayo Avenue
                         Harare
                         ZIMBABWE
------------------------ ----------------------------------------------- ------------------------------------------------

Schedule 3

ELIGIBLE SECURITIES DEPOSITORIES

JPMORGAN INVESTOR SERVICES

SECURITIES DEPOSITORIES

-------------------------- ---------------------------------------------- -----------------------------------------------
COUNTRY                    DEPOSITORY                                     INSTRUMENTS
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ARGENTINA                  CVSA                                           Equity, Corporate Debt, Government Debt
                           (Caja de Valores S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CRYL                                           Government Debt
                           (Central de Registration y Liquidacion de
                           Instrumentos de Endeudamiento Publico)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
AUSTRALIA                  Austraclear Limited                            Corporate Debt, Money Market, Government Debt
                                                                          and Semi-Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CHESS                                          Equity
                           (Clearing House Electronic Sub-register
                           System)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
AUSTRIA                     OeKB                                           Equity, Corporate Debt, Government Debt
                           (Oesterreichische Kontrollbank AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BELGIUM CIK                                            Equity, Corporate Debt
                           (Caisse Interprofessionnelle de Depots et de
                           Virements de Titres S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           NBB                                            Corporate Debt, Government Debt
                           (National Bank of placecountry-regionBelgium)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BRAZIL                      CBLC                                           Equity
                           (Companhia Brasileira de Liquidacao e
                           Custodia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CETIP                                          Corporate Debt
                           (Central de Custodia e Liquidacao Financiera
                           de Titulos Privados)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           SELIC                                          Government Debt
                           (Sistema Especial de Liquidacao e Custodia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
BULGARIA                    BNB                                            Government Debt
                           (Bulgaria National Bank)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CDAD                                           Equity, Corporate Debt
                           (Central Depository A.D.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CANADA                      CDS                                            Equity, Corporate, Government Debt
                           (The Canadian Depository for Securities
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CHILE                       DCV                                            Equity, Corporate Debt, Government Debt
                           (Deposito Central de Valores S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CHINA,                      CSDCC, placeCityShanghai Branch                Equity
SHANGHAI                     (China Securities Depository
                           and Clearing Corporation Limited,
                           Shanghai Branch)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CHINA,                     CSDCC, Shenzhen Branch                         Equity
SHENZHEN                   (China Securities
                           Depository and Clearing Corporation Ltd,
                           Shenzhen Branch)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
nCOLOMBIA                  DCV                                            Government Debt
                           (Deposito Central de Valores)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           DECEVAL                                        Equity, Corporate Debt, Government Debt
                           (Deposito Centralizado de Valores de
                           Colombia S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CROATIA                      SDA                                            Equity, Government Debt
                           (Central Depository Agency Inc. - Stredisnja
                           depozitarna agencija d.d.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           MOF                                            Short-term debt issued by the Ministry of
                           (Ministry of Finance of the                    Finance.
                           Republic of Croatia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CNB                                            Short-term debt issued by the National Bank
                           (Croatian National Bank)                       of placecountry-regionCroatia.
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
CZECH                       SCP                                            Equity, Corporate Debt, Government Debt
REPUBLIC                   (Stredisko cennych papiru - Ceska republica)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CNB                                            Government Debt
                           (Czech National Bank)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
DENMARK                       VP                                             Equity, Corporate Debt, Government Debt
                           (Vaerdipapircentralen A/S)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
EGYPT                       MCSD                                           Equity, Corporate Debt
                           (Misr for Clearing, Settlement and
                           Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ESTONIA                     ECDS                                           Equity, Corporate Debt, Government Debt
                           (Estonian Central Depository for Securities
                           Limited - Eesti Vaatpaberite
                           Keskdepositoorium)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
EUROMARKET                 DCC                                            Euro-CDs
                           (The Depository and Clearing Centre)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CBL                                            Internationally Traded Debt, Equity
                           (Clearstream Banking,
                           S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           Euroclear Bank                                 Internationally Traded Debt, Equity
-------------------------- ---------------------------------------------- -----------------------------------------------

-------------------------- ---------------------------------------------- -----------------------------------------------
 FINLAND                    APK                                            Equity, Corporate Debt, Government Debt
                           (Finnish Central Securities Depository
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
FRANCE                      Euroclear placecountry-regionFrance            Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
GERMANY                     CBF                                            Equity, Corporate Debt, Government Debt
                           (Clearstream Banking AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
GREECE                     CSD                                            Equity, Corporate Debt
                           (Central Securities Depository S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BoG                                            Government Debt
                           (Bank of placecountry-regionGreece)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
HONG KONG                   HKSCC                                          Equity
                           (Hong Kong Securities Clearing Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CMU                                            Corporate Debt, Government Debt
                           (Central Moneymarkets Unit)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
HUNGARY                     KELER                                          Equity, Corporate Debt, Government Debt
                           (Central Clearing House and Depository
                           (Budapest) Ltd. - Kozponti Elszamolohaz
                           es Ertektar (Budapest) Rt.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ICELAND                     ISD                                            Equity, Corporate Debt, Government Debt
                           (The Islandic Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
INDIA                       NSDL                                           Equity, Corporate Debt, Government Debt
                           (National Securities Depository Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CDSL                                           Equity
                           (Central Depository Services
                           (India) Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           RBI                                            Government Debt
                           (Reserve Bank of India)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
INDONESIA                  KSEI                                           Equity, Corporate Debt
                           (PT Kustodian Sentral Efek
                           Indonesia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
IRELAND                     CREST                                          Equity, Corporate Debt
                           (CRESTCo Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ISRAEL                      TECH                                           Equity, Corporate Debt, Government Debt
                           (Tel Aviv Stock Exchange Clearing House Ltd.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ITALY                        Monte Titoli S.p.A.                            Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
IVORY                         DC/BR                                          Equity
COAST                      (Le Depositaire Central / Banque de
                           Reglement)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
JAMAICA                    JCSD                                           Equity, Corporate Debt, Government Debt
                           (Jamaica Central
                           Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
JAPAN                      JASDEC                                         Equity, Convertible Debt
                           (Japan Securities
                           Depository Center,
                           Incorporated)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BoJ                                            Registered Government Debt
                           (Bank of Japan)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
KAZAHKSTAN                 CSD                                            Equity
                           (Central Securities Depository CJSC)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
KENYA                       CBCD                                           Government Debt
                           (Central Bank Central Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LATVIA                     LCD                                            Equity, Corporate Debt, Government Debt
                           (Latvian Central Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LEBANON                    Midclear S.A.L.                                Equity
                           (Custodian and Clearing
                           Center of Financial Instruments for
                           Lebanon and the Middle
                           East S.A.L.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LITHUANIA                   CSDL                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Depository of
                           Lithuania)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
LUXEMBOURG                  CBL                                            Equity
                           (Clearstream Banking S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MALAYSIA                    MCD                                            Equity, Corporate Debt
                           (Malaysian Central Depository Sdn. Bhd.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BNM                                            Government Debt
                           (Bank Negara placecountry-regionMalaysia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MAURITIUS                   CDS                                            Equity, Corporate Debt
                           (Central Depository and Settlement Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MEXICO                      INDEVAL                                        Equity, Corporate Debt, Government Debt
                           (S.D. INDEVAL S.A. de C.V.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
MOROCCO                     Maroclear                                      Equity, Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NETHERLANDS                 NZCSD                                        Equity, Corporate Debt, Government Debt
                           (Nederlands Centraal Insituut voor Giraal
                           Effectenverkeer B.V.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NEW                         NZCSD                                          Equity, Corporate Debt, Government Debt
ZEALAND                    (New Zealand Central
                           Securities Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NIGERIA                    CSCS                                           Equity, Corporate Debt, Government Debt
                           (Central Securities Clearing System Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
NORWAY                      VPS                                            Equity, Corporate Debt, Government Debt
                           (Verdipapirsentralen)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
OMAN                        MDSRC                                          Equity, Corporate Debt
                           (The Muscat Depository and
                           Securities Registration Company, S.A.O.C.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PAKISTAN                    CDC                                            Equity, Corporate Debt
                           (Central Depository Company of Pakistan
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           SBP                                            Government Debt
                           (State Bank of Pakistan)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PERU                        CAVALI                                         Equity, Corporate Debt, Government Debt
                           (CAVALI ICLV S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PHILIPPINES                PCD                                            Equity
                           (Philippine Central Depository, Inc.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           ROSS                                           Government Debt
                           (Bangko Sentral ng Pilipinas / Register of
                           Scripless Securities)
-------------------------- ---------------------------------------------- -----------------------------------------------

-------------------------- ---------------------------------------------- -----------------------------------------------
POLAND                      NDS                                            Equity, Long-Term Government Debt
                           (National Depository for Securities S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------

-------------------------- ---------------------------------------------- -----------------------------------------------
                           CRT                                            Short-Term Government Debt
                           (Central Registry of Treasury-Bills)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
PORTUGAL                   INTERBOLSA                                     Equity, Corporate Debt, Government Debt
                           (Sociedade Gestora de Sistemas de Liquidacao
                           e de Sistemas Centralizados de Valores
                           Mobiliarios, S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ROMANIA                     SNCDD                                          Equity
                           (National Company for Clearing, Settlement
                           and Depository for Securities)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BSE                                            Equity
                           (Bucharest Stock Exchange)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
RUSSIA                      VTB                                            Equity, Corporate Debt, Government Debt
                           (Vneshtorgbank)                                (Ministry of Finance Bonds)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           NDC                                            Equity, Corporate Debt, Government Debt
                           (National Depository Centre)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SINGAPORE                   CDP                                            Equity, Corporate Debt
                           (The Central Depository (Pte) Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           MAS                                            Government Debt
                           (Monetary Authority of
                           Singapore)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SLOVAK                     SCP                                            Equity, Corporate Debt, Government Debt
REPUBLIC                  (Stredisko cennych papierov SR, a.s.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           NBS                                            Government Debt
                           (National Bank of
                           Slovakia)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SLOVENIA                   KDD                                            Equity, Corporate Debt, Government Debt
                           (Centralna klirinsko depotna druzba d.d.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SOUTH                      CD                                             Corporate Debt, Government Debt
AFRICA                     (The Central Depository Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           STRATE                                         Equity
                           (Share Transactions Totally Electronic)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SOUTH                       KSD                                            Equity, Corporate Debt, Government Debt
KOREA                      (Korea Securities
                           Depository)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SPAIN                      SCLV                                           Equity, Corporate Debt
                           (Servicio de Compensacion y
                           Liquidacion de Valores,
                           S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           Bank of Spain                                  Corporate Debt, Government Debt
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SRI                        CDS                                            Equity, Corporate Debt
LANKA                      (Central Depository System (Private) Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SWEDEN                      VPC                                            Equity, Corporate Debt, Government Debt
                           (Vardepapperscentralen AB)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
SWITZERLAND                SIS                                            Equity, Corporate Debt, Government Debt
                           (SIS SegaInterSettle AG)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
TAIWAN                     TSCD                                           Equity, Government Debt
                           (Taiwan Securities Central Depository Co.,
                           Ltd.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
THAILAND                    TSD                                            Equity, Corporate Debt, Government Debt
                           (Thailand Securities Depository Company
                           Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
TUNISIA                     STICODEVAM                                     Equity, Corporate Debt, Government Debt
                           (Societe Tunisienne Interprofessionnelle
                           pour la Compensation et le Depot des Valeurs
                           Mobilieres)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
TURKEY                      TAKASBANK                                      Equity, Corporate Debt, Government Debt
                           (IMKB Takas ve Saklama Bankasi A.S.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED ARAB EMIRATES       DFM                                            Equity, Corporate Debt, Government Debt
                           (Dubai Financial Market Clearing
                           House)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED                      CREST                                          Equity, Corporate Debt, Government Debt
KINGDOM                    (CRESTCo Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CMO                                            Sterling & Euro CDs, Commercial Paper
                           (Central Moneymarkets Office)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
UNITED STATES              DTC                                            Equity, Corporate Debt
                           (Depository Trust Company)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           FED                                            Government Debt, Mortgage Back Debt
                           (The Federal Reserve Book-Entry System)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
VENEZUELA                   BCV                                            Government Debt
                           (Banco Central de Venezuela)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           CVV                                            Equity, Corporate Debt, Money Market
                           (Caja placeCityVenezolana de Valores,
                           S.A.)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
VIETNAM                    SCC                                            Equity, Corporate Debt, Government Debt
                           (Securities Custody Centre)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
ZAMBIA                      CSD                                            Equity, Government Debt
                           (LuSE Central Shares Depository Limited)
-------------------------- ---------------------------------------------- -----------------------------------------------
-------------------------- ---------------------------------------------- -----------------------------------------------
                           BoZ                                            Government Debt
                           (Bank of Zambia)
-------------------------- ---------------------------------------------- -----------------------------------------------